UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2015

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

1018 West 8th Avenue, Suite A

King of Prussia, PA 19406

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Effective as of January 1, 2015, the Board of Directors (the “Board”) of Trevena, Inc. (the “Company”) approved the adoption of the Trevena, Inc. Incentive Compensation Plan (the “ICP”).  The ICP is designed to provide participants in the plan, including the Company’s executive officers, with an incentive in the form of a cash payment (an “Award”) to achieve specified corporate and/or individual objectives during a period of time selected by the Board to which the Award relates (a “Performance Period”).

Under the ICP, the Board, upon the recommendation of the Compensation Committee, will establish major corporate objectives (and the relative weighting of such objectives) (the “Corporate Objectives”) and the “Target Award Amount” that may be paid to each participant if certain performance criteria are achieved, up to a maximum Award of 150% of the applicable Target Award Amount.  At the end of the Performance Period, the Board, upon the recommendation of the Compensation Committee, shall review and determine (i) the level of the Company’s achievement against the Corporate Objectives and (ii) the aggregate amount of Award dollars, if any, available for payment to the participants under the ICP, including the individual Awards, if any, to be made under the ICP to the President and CEO.  At the end of the Performance Period, the Compensation Committee shall review and approve the specific Awards to be made to the Company’s executive officers (other than the President and CEO) and the Vice Presidents, subject in all cases to ratification by the Board.  A minimum of 60% achievement against the Corporate Objectives is necessary for any Award payout under the ICP.

The foregoing summary of the ICP is qualified in its entirety by reference to the full text of the ICP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                       Exhibits

Number	Description
10.1*+	Trevena, Inc. Incentive Compensation Plan, effective as of January 1, 2015.

*                 Filed herewith.

+                 Indicates management contract or compensatory plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: January 5, 2015	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel & Corporate Secretary

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EXHIBIT INDEX

Exhibit
Number	Description
10.1	Trevena, Inc. Incentive Compensation Plan, effective as of January 1, 2015.

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